LINCOLN VARIABLE INSURANCE PRODUCTS TRUST Lincoln Investment Advisors Corporation Supplement Dated March 31, 2023 for all Summary Prospectuses, Statutory Prospectuses, and SAIs dated May 1, 2022

This Supplement updates certain information for all LVIP Summary Prospectuses, Statutory Prospectuses, and SAIs. You may obtain copies of the Funds’ Summary Prospectuses, Statutory Prospectuses and SAIs free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Effective immediately:

All references to Lincoln Investment Advisors Corporation (“LIAC”), in the Summary Prospectuses, Statutory Prospectuses, and Statements of Additional Information, are deleted in their entirety and replaced by the new name Lincoln Financial Investments Corporation (“LFI”).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE